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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     JULY 9, 1996



                             EPL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           COLORADO             33-150-D                 84-0990658
(State of incorporation) (Commission File No.)(IRS Employer  Identification No.)


 200 FOUR FALLS CORPORATE CENTER, SUITE 315, W. CONSHOHOCKEN, PA        19428
          (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code    (610) 834-9600



                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS

On July 9, 1996, EPL Technologies, Inc. (the "Company") began trading in the Nasdaq SmallCap Market. The Company's stock was previously traded on the National Association of Securities Dealers Bulletin Board under the symbol EPTG. The Company's trading symbol on Nasdaq continues as EPTG.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        a) Not Applicable

        b) Not Applicable

        c) Exhibits

           99.1 Press Release dated July 9, 1996 in relation to EPL Technologies, Inc. trading in the Nasdaq SmallCap Market under the trading symbol EPTG.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 10, 1996                               EPL Technologies, Inc.

                                           By:      /s/ Paul L. Devine
                                               ---------------------------------
                                                    Paul L. Devine
                                                    Chairman and President